                                                                   EXHIBIT 2.19L


                           THIRTY SEVENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Thirty Seventh Amendment (the "Amendment") is executed this 31st day of March, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. As of the date of execution of this Amendment, the Agreement does not specify the System Sites at which Customer may use the Products or receive the Services. For clarification purposes, CSG and Customer have set forth in Attachment A hereto a list of such System Sites. Accordingly, any references to System Sites in Schedule A, C or F shall refer to the sites listed in Attachment A. If, however, Customer obtains from CSG Product licenses or additional Services for use only at certain System Sites, Customer and CSG shall agree as such in writing, in form acceptable to CSG. As applicable, Customer shall promptly notify CSG in writing (to the attention of CSG's Associate Counsel) of its intent to add or delete System Sites.


THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")    TCI CABLE MANAGEMENT CORPORATION  ("Customer")

By: /s/ Joseph T. Ruble                   By: /s/ Joe W. Bagan
   ----------------------------------        ---------------------------------

Name:   Joseph T. Ruble                   Name:   Joe W. Bagan
     --------------------------------          -------------------------------

Title:  V.P. & General Counsel            Title:  Chief Information Officer
      -------------------------------           ------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 ATTACHMENT A
                                 ------------

Sys/Prin                                 System Site
-----------------------------------------------------------------------------
S083451700       LOWER BUCKS (TIME WARNER)
-----------------------------------------------------------------------------
S083452000       AMERICAN CABLEVISION (TIME WARNER)
-----------------------------------------------------------------------------
S083455000       ITHACA (TIME WARNER)
-----------------------------------------------------------------------------
S083455200       DANVILLE (TIME WARNER)
-----------------------------------------------------------------------------
S083455400       DEKALB (TIME WARNER)
-----------------------------------------------------------------------------
S083501400       WALLED LAKE
-----------------------------------------------------------------------------
S083701100       GLOUCESTER
-----------------------------------------------------------------------------
S083701600       BEACH HAVEN
-----------------------------------------------------------------------------
S083702000       WILDWOOD
-----------------------------------------------------------------------------
S084931000       TCI OF PITTSBURGH
-----------------------------------------------------------------------------
S084931100       TCI OF GREENSBURG
-----------------------------------------------------------------------------
S084931200       TCI OF WASHINGTON BEAVER FALLS
-----------------------------------------------------------------------------
S084931300       TCI OF DALLAS
-----------------------------------------------------------------------------
S084931800       TCI OF BERLIN  CT
-----------------------------------------------------------------------------
S084931900       TCI OF BOLTON  CT
-----------------------------------------------------------------------------
S084932000       TCI OF BRANFORD  CT
-----------------------------------------------------------------------------
S084932100       TCI OF GARY
-----------------------------------------------------------------------------
S084932200       TCI OF NORTHERN INDIANA
-----------------------------------------------------------------------------
S084932300       TCI OF CHICAGO  IL
-----------------------------------------------------------------------------
S084932400       TCI OF HARVEY
-----------------------------------------------------------------------------
S084932500       TCI OF CHICAGO BUSINESS SERV.
-----------------------------------------------------------------------------
S084932600       TCI OF ILLINOIS
-----------------------------------------------------------------------------
S084932700       TCI OF CHICAGO HEIGHTS  IL
-----------------------------------------------------------------------------
S084938300       TCI TELEPHONY OF DALLAS
-----------------------------------------------------------------------------
S084938800       TCI TELEPHONY OF HARTFORD, CT
-----------------------------------------------------------------------------
S084939300       TCI TELEPHONY OF PLANO, TX
-----------------------------------------------------------------------------
S084941000       TCI OF WAUKEEGAN  IL
-----------------------------------------------------------------------------
S084941100       TCI OF MERRILLVILLE  IN
-----------------------------------------------------------------------------
S084941200       TCI OF BALTIMORE
-----------------------------------------------------------------------------
S084941400       TCI OF ROYAL OAK
-----------------------------------------------------------------------------
S084941500       TCI OF BATTLE CREEK
-----------------------------------------------------------------------------
S084941600       WOODHAVEN MI
-----------------------------------------------------------------------------
S084941700       BELLEVILLE IL
-----------------------------------------------------------------------------
S084941800       TCI OF OVERLAND
-----------------------------------------------------------------------------
S084941900       TCI OF ST. LOUIS
-----------------------------------------------------------------------------
S084942000       TCI OF ST. PETERS
-----------------------------------------------------------------------------
S084942300       SPRINGFIELD MO
-----------------------------------------------------------------------------
S084942400       TCI OF GRAND RAPIDS  MI
-----------------------------------------------------------------------------
S084942500       TCI OF SPOKANE
-----------------------------------------------------------------------------
S084942600       TCI OF CARPENTERSVILLE
-----------------------------------------------------------------------------
S084942700       TCI OF HIGHLAND PARK
-----------------------------------------------------------------------------
S084942800       TCI OF MCHENRY
-----------------------------------------------------------------------------
S084943000       TCI OF COLUMBUS  GA
-----------------------------------------------------------------------------
S084943100       TCI OF OREGON
-----------------------------------------------------------------------------
S084943300       TCI OF GREELEY
-----------------------------------------------------------------------------
S084943400       TCI OF SALEM
-----------------------------------------------------------------------------
S084943500       TCI OF ST. HELENS
-----------------------------------------------------------------------------
S084943600       TCI OF EUGENE  OR
-----------------------------------------------------------------------------
S084943700       TCI OF ASPEN
-----------------------------------------------------------------------------
S084943900       TCI OF AVON
-----------------------------------------------------------------------------
S084944000       TCI OF SILVERTHORNE
-----------------------------------------------------------------------------
S084944100       TCI OF GLENWOOD SPRINGS
-----------------------------------------------------------------------------
S084944400       TCI OF MOUNT PROSPECT
-----------------------------------------------------------------------------
S084944500       TCI OF SKOKIE
-----------------------------------------------------------------------------
S084944600       TCI OF STREAMWOOD
-----------------------------------------------------------------------------
S084945400       TCI OF BEDFORD
-----------------------------------------------------------------------------
S084945500       TCI OF SOMERSET
-----------------------------------------------------------------------------
S084945600       TCI OF BEAVERTON
-----------------------------------------------------------------------------
S084945700       TCI OF MILWAUKIE
-----------------------------------------------------------------------------
S084945800       TCI OF VANCOUVER
-----------------------------------------------------------------------------
S084945900       TCI OF MCMINNVILLE
-----------------------------------------------------------------------------
S084946000       TCI OF MUSKEGON
-----------------------------------------------------------------------------
S084946100       TCI OF EAST LANSING
-----------------------------------------------------------------------------
S084946200       TCI OF OCEAN CITY
-----------------------------------------------------------------------------
S084946300       TCI OF OAK LAWN
-----------------------------------------------------------------------------
S084946400       TCI OF CASPER
-----------------------------------------------------------------------------
S084946500       TCI OF ELKTON
-----------------------------------------------------------------------------
S084946600       TCI   GRAND JUNCTION
-----------------------------------------------------------------------------
S084946700       TCI OF SANTA FE
-----------------------------------------------------------------------------
S084947100       TCI OF LAS CRUCES
-----------------------------------------------------------------------------
S084947300       TCI OF BATON ROUGE
-----------------------------------------------------------------------------
S084947400       TCI JACKSON, MI
-----------------------------------------------------------------------------
S084947700       LANSING (MEDIA ONE)
-----------------------------------------------------------------------------
S084948000       TCI PORTLAND
-----------------------------------------------------------------------------
S084948100       TCI OF LIBERTYVILLE
-----------------------------------------------------------------------------
S084948200       TCI OF LAKE ZURICH
-----------------------------------------------------------------------------
S084948300       TCI OF WHEATON
-----------------------------------------------------------------------------
S084948400       TCI OF AURORA
-----------------------------------------------------------------------------
S084948500       TCI OF NAPERVILLE
-----------------------------------------------------------------------------
S084948600       TCI OF ORLAND PARK
-----------------------------------------------------------------------------
S084948700       TCI OF MATTESON
-----------------------------------------------------------------------------
S084948800       TCI ELMHURST
-----------------------------------------------------------------------------
S084948900       TCI ELMHURST
-----------------------------------------------------------------------------
S084949000       TCI COOK, IL
-----------------------------------------------------------------------------
S084949100       TCI DUPAGE, IL
-----------------------------------------------------------------------------
S084949200       TCI PORTAGE, IN
-----------------------------------------------------------------------------
S084949400       TCI TELEPHONY OF MT. PROSPECT
-----------------------------------------------------------------------------
S084949600       TCI TELEPHONY OF SCHAUMBURG
-----------------------------------------------------------------------------
S084951100       TCI OF RATON
-----------------------------------------------------------------------------
S084951200       TCI OF MILBANK
-----------------------------------------------------------------------------
S084951300       TCI OF WILLISTON
-----------------------------------------------------------------------------
S084951400       TCI OF RIVERDALE
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
S084951500       TCI OF TWIN FALLS
-----------------------------------------------------------------------------
S084951600       TCI OF POCATELLO
-----------------------------------------------------------------------------
S084951700       TCI OF ADRIAN
-----------------------------------------------------------------------------
S084952100       TCI OF AUBURN
-----------------------------------------------------------------------------
S084952400       TCI OF WASHINGTON
-----------------------------------------------------------------------------
S084952500       TCI OF FARMINGTON
-----------------------------------------------------------------------------
S084952600       TCI OF GALLUP
-----------------------------------------------------------------------------
S084952700       TCI OF BOISE
-----------------------------------------------------------------------------
S084953000       TCI OF DES MOINES
-----------------------------------------------------------------------------
S084953100       TCI OF DUBUQUE
-----------------------------------------------------------------------------
S084953600       TCI OF KEOKUK
-----------------------------------------------------------------------------
S084953700       TCI OF PEORIA
-----------------------------------------------------------------------------
S084953800       TCI OF PERU
-----------------------------------------------------------------------------
S084953900       TCI OF GALESBURG
-----------------------------------------------------------------------------
S084954000       TCI OF FORT COLLINS
-----------------------------------------------------------------------------
S084954100       TCI OF MISHAWAKA
-----------------------------------------------------------------------------
S084954200       TCI OF ST JOSEPH
-----------------------------------------------------------------------------
S084954300       TCI OF THREE RIVERS
-----------------------------------------------------------------------------
S084954400       TCI OF SALT LAKE CITY
-----------------------------------------------------------------------------
S084954500       TCI OF PROVO
-----------------------------------------------------------------------------
S084954600       TCI OF IDAHO FALLS
-----------------------------------------------------------------------------
S084954700       TCI OF LEWISTON
-----------------------------------------------------------------------------
S084954800       TCI OF RENO
-----------------------------------------------------------------------------
S084954900       TCI OF CARSON CITY
-----------------------------------------------------------------------------
S084955000       TCI OF GARDNERVILLE
-----------------------------------------------------------------------------
S084955200       TCI OF NORMAL
-----------------------------------------------------------------------------
S084955300       TCI OF KINGS BEACH
-----------------------------------------------------------------------------
S084955400       TCI OF ELKO
-----------------------------------------------------------------------------
S084955500       TCI OF SOUTH LAKE TAHOE
-----------------------------------------------------------------------------
S084955600       TCI   TULSA
-----------------------------------------------------------------------------
S084955700       TCI QUINCY, IL
-----------------------------------------------------------------------------
S084955800       TCI MORTON, IL
-----------------------------------------------------------------------------
S084955900       TCI PEKIN, IL
-----------------------------------------------------------------------------
S084956000       TCI DADE/BROWARD, FL
-----------------------------------------------------------------------------
S084956100       TCI SO. DADE, FL
-----------------------------------------------------------------------------
S084956200       TCI MIAMI, FL
-----------------------------------------------------------------------------
S084956300       TCI MARGATE, FL
-----------------------------------------------------------------------------
S084956400       TCI KEY WEST, FL
-----------------------------------------------------------------------------
S084956500       TCI VERO BEACH/FT. PIERCE, FL
-----------------------------------------------------------------------------
S084956600       TCI LINCOLN, IL
-----------------------------------------------------------------------------
S084956700       TCI KEWANEE, IL
-----------------------------------------------------------------------------
S084956800       TCI FREEPORT, IL
-----------------------------------------------------------------------------
S084956900       TCI OROVILLE, CA
-----------------------------------------------------------------------------
S084957000       TCI GRASS VALLEY, CA
-----------------------------------------------------------------------------
S084970000       TCI OF DENVER CORPORATE
-----------------------------------------------------------------------------
S084980000       TCI OF WASHINGTON   CORPORATE
-----------------------------------------------------------------------------
S085781000       TCI OF CITY OF INDUSTRY
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
S085781100       TCI OF VENTURA
-----------------------------------------------------------------------------
S085781200       TCI HEMET, CA
-----------------------------------------------------------------------------
S085781300       TCI VAN NUYS, CA
-----------------------------------------------------------------------------
S085781400       TCI REDLANDS, CA
-----------------------------------------------------------------------------
S085801000       TCI TELEPHONY OF PITTSBURGH, PA
-----------------------------------------------------------------------------
S085801100       TCI TELEPHONY OF GREENSBURGH, PA
-----------------------------------------------------------------------------
S085801200       TCI TELEPHONY OF WASHINGTON, PA
-----------------------------------------------------------------------------
S085811400       TCI TELEPHONY OF SALT LAKE CITY, UT
-----------------------------------------------------------------------------
S085814400       TCI TELEPHONY OF SALT LAKE CITY, UT
-----------------------------------------------------------------------------
S085814500       TCI TELEPHONY OF SALT LAKE CITY, UT
-----------------------------------------------------------------------------
S085825600       TCI TELEPHONY OF BEAVERTON, OR
-----------------------------------------------------------------------------
S085825900       TCI TELEPHONY OF VANCOUVER, WA
-----------------------------------------------------------------------------
S085909000       TCI TELEPHONY OF PITTSBURGH, PA
-----------------------------------------------------------------------------
S085913100       TCI TELEPHONY OF TACOMA, WA
-----------------------------------------------------------------------------
S085913200       TCI TELEPHONY OF SEATTLE, WA
-----------------------------------------------------------------------------
S085913300       TCI TELEPHONY OF SEATTLE, WA
-----------------------------------------------------------------------------
S085913400       TCI TELEPHONY OF TACOMA, WA
-----------------------------------------------------------------------------
S085913500       TCI TELEPHONY OF TACOMA, WA
-----------------------------------------------------------------------------
S085925500       TCI TELEPHONY OF OLYMPIA, WA
-----------------------------------------------------------------------------
S085925600       TCI TELEPHONY OF BELLINGHAM, WA
-----------------------------------------------------------------------------
S085934300       TCI TELEPHONY OF SAN JOSE, CA
-----------------------------------------------------------------------------
S085941000       TCI ATT TELEPHONY DENVER
-----------------------------------------------------------------------------
S085942000       TCI TELEPHONY OF DENVER, CO
-----------------------------------------------------------------------------
S085943000       TCI TELEPHONY OF DENVER, CO
-----------------------------------------------------------------------------
S085944000       TCI TELEPHONY OF DENVER, CO
-----------------------------------------------------------------------------
S087200400       TCI@HOME OLYMPIA, WA
-----------------------------------------------------------------------------
S087200500       TCI@HOME SPOKANE, WA
-----------------------------------------------------------------------------
S087200600       TCI@HOME BELLINGHAM, WA
-----------------------------------------------------------------------------
S087200700       TCI@HOME BREMERTON, WA
-----------------------------------------------------------------------------
S087200800       TCI@HOME BEAVERTON, OR
-----------------------------------------------------------------------------
S087201000       TCI@HOME OAK HARBOR, WA
-----------------------------------------------------------------------------
S087201100       TCI@HOME VANCOUVER, WA
-----------------------------------------------------------------------------
S087201200       TCI@HOME EAST KING COUNTY, WA
-----------------------------------------------------------------------------
S087201300       TCI@HOME SEATTLE, WA
-----------------------------------------------------------------------------
S087201400       TCI@HOME SNOHOMISH, WA
-----------------------------------------------------------------------------
S087201500       TCI@HOME SOUTH KING COUNTY, WA
-----------------------------------------------------------------------------
S087201600       TCI@HOME PIERCE COUNTY, WA
-----------------------------------------------------------------------------
S087202000       TCI@HOME PORTLAND, OR
-----------------------------------------------------------------------------
S087202100       TCI@HOME CORVALLIS, OR
-----------------------------------------------------------------------------
S087202200       TCI@HOME EUGENE, OR
-----------------------------------------------------------------------------
S087202300       TCI@HOME MCMINNVILLE, OR
-----------------------------------------------------------------------------
S087202400       TCI@HOME LEWISTON, ID
-----------------------------------------------------------------------------
S087203000       TC@HOME SALEM, OR
-----------------------------------------------------------------------------
S087204000       TCI@HOME SALT LAKE CITY, UT
-----------------------------------------------------------------------------
S087204100       TCI@HOME OGDEN (RIVERDALE), UT
-----------------------------------------------------------------------------
S087204200       TCI@HOME PROVO (SANDY) UT
-----------------------------------------------------------------------------
S087204300       TCI@HOME MILWAUKEE, OR
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
S087210100       TCI@HOME FREEMONT, CA
-----------------------------------------------------------------------------
S087210200       TCI@HOME SAN FRANCISCO, CA
-----------------------------------------------------------------------------
S087210300       TCI@HOME SANTA CLARA/MILPITAS, CA
-----------------------------------------------------------------------------
S087210400       TCI@HOME SAN MATEO/SAN CARLOS, CA
-----------------------------------------------------------------------------
S087210600       TCI@HOME PETALUMA, CA
-----------------------------------------------------------------------------
S087210900       TCI@HOME PITTSBURG, CA
-----------------------------------------------------------------------------
S087211000       TCI@HOME FOSTER CITY/HILLSBOROUGH, CA
-----------------------------------------------------------------------------
S087211100       TCI@HOME SOUTH SAN FRANCISCO, CA
-----------------------------------------------------------------------------
S087211200       TCI@HOME PACIFICA/DALY CITY, CA
-----------------------------------------------------------------------------
S087211300       TCI@HOME SUNNYVALE, CA
-----------------------------------------------------------------------------
S087211400       TCI@HOME SAN JOSE, CA
-----------------------------------------------------------------------------
S087211600       TCI@HOME MARIN, CA
-----------------------------------------------------------------------------
S087211700       TCI@HOME BURLINGAME, CA
-----------------------------------------------------------------------------
S087211800       TCI@HOME CUPERTINO, CA
-----------------------------------------------------------------------------
S087211900       TCI@HOME HAYWARD, CA
-----------------------------------------------------------------------------
S087212000       TCI@HOME ALAMEDA, CA
-----------------------------------------------------------------------------
S087212100       TCI@HOME TRI VALLEY, CA
-----------------------------------------------------------------------------
S087212200       TCI@HOME PINOLE, CA
-----------------------------------------------------------------------------
S087212300       TCI@HOME RICHMOND, CA
-----------------------------------------------------------------------------
S087212400       TCI@HOME MARTINEZ, CA
-----------------------------------------------------------------------------
S087220400       TCI@HOME DALLAS METRO, TX
-----------------------------------------------------------------------------
S087220800       TCI@HOME AVON/VAIL, CO
-----------------------------------------------------------------------------
S087221000       TCI OF PUEBLO, CO
-----------------------------------------------------------------------------
S087221100       TCI OF GREELEY, CO
-----------------------------------------------------------------------------
S087221200       TCI@HOME FT COLLINS, CO
-----------------------------------------------------------------------------
S087222000       TCI@HOME TULSA, OK
-----------------------------------------------------------------------------
S087223000       TCI@HOME WATERTOWN, SD
-----------------------------------------------------------------------------
S087223100       TCI@HOME GREAT FALLS, MT
-----------------------------------------------------------------------------
S087223200       TCI@HOME RENO, NV
-----------------------------------------------------------------------------
S087223300       TCI@HOME BOISE, ID
-----------------------------------------------------------------------------
S087223400       TCI@HOME SOUTH LAKE TAHOE, CA
-----------------------------------------------------------------------------
S087223500       TCI@HOME FALLON, MT
-----------------------------------------------------------------------------
S087223600       TCI@HOME GRAND JUNCTION, CO
-----------------------------------------------------------------------------
S087223700       TCI@HOME BILLINGS, MT
-----------------------------------------------------------------------------
S087223800       TCI@HOME HELENA, MT
-----------------------------------------------------------------------------
S087223900       TCI@HOME RAPID CITY, SD
-----------------------------------------------------------------------------
S087224000       TCI@HOME CARSON CITY, NV
-----------------------------------------------------------------------------
S087224100       TCI@HOME KINGS BEACH/N. LAKE TAHOE, CA
-----------------------------------------------------------------------------
S087230100       TCI@HOME ARLINGTON HTS/PROSPECT HTS, IL
-----------------------------------------------------------------------------
S087230200       TCI@HOME CARPENTERSVILLE, IL
-----------------------------------------------------------------------------
S087230300       TCI@HOME MCHENRY, IL
-----------------------------------------------------------------------------
S087230400       TCI@HOME CEDAR RAPIDS, IA
-----------------------------------------------------------------------------
S087230600       TCI@HOME WOODHAVEN, MI
-----------------------------------------------------------------------------
S087230700       TCI@HOME E. LANSING, MI
-----------------------------------------------------------------------------
S087231000       TCI@HOME ROYAL OAK, MI
-----------------------------------------------------------------------------
S087231100       TCI@HOME MOLINE, IL
-----------------------------------------------------------------------------
S087231200       TCI@HOME ROCK ISLAND, IL
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
S087231300       TCI@HOME SKOKIE, IL
-----------------------------------------------------------------------------
S087231400       TCI@HOME CHICAGO AREA 1, 4, & 5, IL
-----------------------------------------------------------------------------
S087231500       TCI@HOME IOWA CITY, IA
-----------------------------------------------------------------------------
S087231600       TCI@HOME HIGHLAND PARK, IL
-----------------------------------------------------------------------------
S087231700       TCI@HOME GRAND RAPIDS, MI
-----------------------------------------------------------------------------
S087231800       TCI@HOME SCHAUMBURG/STREAMWOOD, IL
-----------------------------------------------------------------------------
S087231900       TCI@HOME DES MOINES, IA
-----------------------------------------------------------------------------
S087232000       TCI@HOME WATERLOO/CEDAR FALLS, IA
-----------------------------------------------------------------------------
S087232100       TCI@HOME CHICAGO AREA 1, 4, & 5, IL
-----------------------------------------------------------------------------
S087232200       TCI@HOME BATTLE CREEK, MI
-----------------------------------------------------------------------------
S087232300       TCI@HOME MUSCATINE, IA
-----------------------------------------------------------------------------
S087232400       TCI@HOME HAMMOND, IN
-----------------------------------------------------------------------------
S087232500       TCI@HOME DUBUQUE, IA
-----------------------------------------------------------------------------
S087232600       TCI@HOME HARVEY, IL
-----------------------------------------------------------------------------
S087232700       TCI@HOME PEORIA, IL
-----------------------------------------------------------------------------
S087232800       TCI@HOME MUSKEGAN
-----------------------------------------------------------------------------
S087232900       TCI@HOME DECATUR, IL
-----------------------------------------------------------------------------
S087233000       TCI@HOME BLOOMINGTON, IL
-----------------------------------------------------------------------------
S087233100       TCI@HOME GALESBURG, IL
-----------------------------------------------------------------------------
S087233200       TCI@HOME PERU, IL
-----------------------------------------------------------------------------
S087233300       TCI@HOME OAK LAWN, IL
-----------------------------------------------------------------------------
S087233400       TCI@HOME MAYWOOD, IL
-----------------------------------------------------------------------------
S087233500       TCI@HOME CHICAGO HEIGHTS, IL
-----------------------------------------------------------------------------
S087233600       TCI@HOME GARY, IN
-----------------------------------------------------------------------------
S087233700       TCI@HOME MERRILLVILLE/GRIFFITH, IN
-----------------------------------------------------------------------------
S087233800       TCI@HOME WALLED LAKE, MI
-----------------------------------------------------------------------------
S087233900       TCI@HOME WAUKEGAN, IL
-----------------------------------------------------------------------------
S087234000       TCI@HOME BURLINGTON, IA
-----------------------------------------------------------------------------
S087234100       TCI@HOME LANSING, MI (MEDIA ONE)
-----------------------------------------------------------------------------
S087234200       TCI@HOME ADRIAN, MI
-----------------------------------------------------------------------------
S087234300       TCI@HOME KANKAKEE, IL
-----------------------------------------------------------------------------
S087234400       TCI@HOME SPRINGFIELD, IL
-----------------------------------------------------------------------------
S087234500       TCI@HOME SOUTH BEND, IN
-----------------------------------------------------------------------------
S087234600       TCI@HOME CHAMPAIGN/URBANA, IL
-----------------------------------------------------------------------------
S087234700       TCI@HOME DANVILLE, IL
-----------------------------------------------------------------------------
S087234800       TCI@HOME AMES, IA
-----------------------------------------------------------------------------
S087234900       TCI@HOME KNOXVILLE, IA
-----------------------------------------------------------------------------
S087240100       TCI@HOME BATON ROUGE, LA
-----------------------------------------------------------------------------
S087240200       TCI@HOME HOMEWOOD/HUEYTOWN/TARRANT, AL
-----------------------------------------------------------------------------
S087240300       TCI@HOME HOOVER, AL
-----------------------------------------------------------------------------
S087240400       TCI@HOME MONTGOMERY, AL
-----------------------------------------------------------------------------
S087240500       TCI@HOME OVERLAND, MO
-----------------------------------------------------------------------------
S087240600       TCI@HOME ST. CHARLES/ST. PETERS, MO
-----------------------------------------------------------------------------
S087240700       TCI@HOME ST. LOUIS, MO
-----------------------------------------------------------------------------
S087240800       TCI@HOME ALTON, IL
-----------------------------------------------------------------------------
S087240900       TCI@HOME AUBURN, AL
-----------------------------------------------------------------------------
S087241000       TCI@HOME BELLEVILLE, IL
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
S087241100       TCI@HOME IMPERIAL, MO
-----------------------------------------------------------------------------
S087241200       TCI@HOME COLUMBIA/JEFFERSON CITY, MO
-----------------------------------------------------------------------------
S087241300       TCI@HOME SPRINGFIELD, MO
-----------------------------------------------------------------------------
S087241400       TCI@HOME COLUMBUS/HARRIS COUNTY, GA
-----------------------------------------------------------------------------
S087250100       TCI@HOME HARTFORD/BRISTOL, CT
-----------------------------------------------------------------------------
S087250200       TCI@HOME PITTSBURGH, PA
-----------------------------------------------------------------------------
S087250300       TCI@HOME WARREN, OH
-----------------------------------------------------------------------------
S087250400       TCI@HOME STATE COLLEGE, PA
-----------------------------------------------------------------------------
S087250500       TCI@HOME STEUBENVILLE, OH
-----------------------------------------------------------------------------
S087250600       TCI@HOME WASHINGTON, DC
-----------------------------------------------------------------------------
S087250700       TCI@HOME GREENSBURG, PA
-----------------------------------------------------------------------------
S087250800       TCI@HOME BRANFORD, CT
-----------------------------------------------------------------------------
S087250900       TCI@HOME BEAVER FALLS/WASHINGTON, PA
-----------------------------------------------------------------------------
S087261000       TCI@HOME DENVER (NORTH), CO
-----------------------------------------------------------------------------
S087262000       TCI@HOME DENVER (EAST), CO
-----------------------------------------------------------------------------
S087263000       TCI@HOME DENVER (CENTRAL), CO
-----------------------------------------------------------------------------
S087264000       TCI@HOME (WEST), CO
-----------------------------------------------------------------------------
S087701000       SAN JOSE
-----------------------------------------------------------------------------
S087703000       TCI OF MONTEREY CA
-----------------------------------------------------------------------------
S087703100       TCI OF SANTA CLARA
-----------------------------------------------------------------------------
S087703200       TCI OF SCOTTS VALLEY CA
-----------------------------------------------------------------------------
S087703400       TCI OF LIVERMORE CA
-----------------------------------------------------------------------------
S087703500       TCI OF SAN RAFAEL CA
-----------------------------------------------------------------------------
S087703600       TCI OF PETALUMA
-----------------------------------------------------------------------------
S087703700       TCI OF NAPA
-----------------------------------------------------------------------------
S087703800       TCI OF HEALDSBURG
-----------------------------------------------------------------------------
S087703900       TCI OF PINOLE
-----------------------------------------------------------------------------
S087704000       TCI OF RICHMOND
-----------------------------------------------------------------------------
S087704100       TCI OF VALLEJO
-----------------------------------------------------------------------------
S087704300       TCI OF LIVERMORE
-----------------------------------------------------------------------------
S087704400       TCI OF FREMONT
-----------------------------------------------------------------------------
S087704500       TCI OF BRENTWOOD
-----------------------------------------------------------------------------
S087704600       TCI OF PITTSBURG
-----------------------------------------------------------------------------
S087704700       TCI OF OAKLAND
-----------------------------------------------------------------------------
S087704800       TCI OF VACAVILLE
-----------------------------------------------------------------------------
S087704900       TCI OF ALAMEDA
-----------------------------------------------------------------------------
S087705100       TCI OF HAYWARD
-----------------------------------------------------------------------------
S087705200       TCI OF CONCORD
-----------------------------------------------------------------------------
S087705300       TCI OF MARTINEZ
-----------------------------------------------------------------------------
S087705400       TCI OF MARTINEZ
-----------------------------------------------------------------------------
S087705500       TCI MERCED, CA
-----------------------------------------------------------------------------
S087705600       TCI LOS BANOS, CA
-----------------------------------------------------------------------------
S087705900       TCI TRACY, CA
-----------------------------------------------------------------------------
S087706000       TCI SONORA, CA
-----------------------------------------------------------------------------
S087706100       TCI DAVIS, CA
-----------------------------------------------------------------------------
S087708000       TCI TELEPHONY OF SAN JOSE
-----------------------------------------------------------------------------
S087901000       COOKE-KANKAKEE
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
S087904000       TCI OF DECATUR
-----------------------------------------------------------------------------
S087904100       TCI OF EFFINGHAM
-----------------------------------------------------------------------------
S087905100       PRINCETON ROCKFALLS
-----------------------------------------------------------------------------
S087905200       MARION
-----------------------------------------------------------------------------
S087905400       EAST ALTON
-----------------------------------------------------------------------------
S087905800       ROCK ISLAND
-----------------------------------------------------------------------------
S087906500       DIXON
-----------------------------------------------------------------------------
S087906600       CHARLESTON
-----------------------------------------------------------------------------
S087907300       CARBONDALE
-----------------------------------------------------------------------------
S087907400       MORRIS
-----------------------------------------------------------------------------
S087907500       MACOMB
-----------------------------------------------------------------------------
S087909000       CANAAN
-----------------------------------------------------------------------------
S087909700       TCI OF SPRINGFIELD IL
-----------------------------------------------------------------------------
S087913300       TCI  HEBBRONVILLE
-----------------------------------------------------------------------------
S087914000       TCI OF STEAMBOAT SPRINGS CO
-----------------------------------------------------------------------------
S087914300       TCI OF CODY WY
-----------------------------------------------------------------------------
S087914400       TCI OF JACKSON WY
-----------------------------------------------------------------------------
S087914500       TCI OF RIVERTON WY
-----------------------------------------------------------------------------
S087915500       PUEBLO
-----------------------------------------------------------------------------
S087915600       CHEYENNE
-----------------------------------------------------------------------------
S087915900       WYOMING-GILLETTE
-----------------------------------------------------------------------------
S087916700       WAHPENTON
-----------------------------------------------------------------------------
S087916800       DURANGO
-----------------------------------------------------------------------------
S087917700       TCI OF WATERTOWN
-----------------------------------------------------------------------------
S087917800       TCI MINOT ND
-----------------------------------------------------------------------------
S087918300       TCI OF BEEVILLE TX
-----------------------------------------------------------------------------
S087918400       TCI OF ALICE TX
-----------------------------------------------------------------------------
S087918500       CORPUS CHRISTI TX
-----------------------------------------------------------------------------
S087918700       CANON CITY, CO
-----------------------------------------------------------------------------
S087919000       TCI OF LARAMIE WY
-----------------------------------------------------------------------------
S087919100       TCI OF FT. MORGAN CO
-----------------------------------------------------------------------------
S087919400       TCI OF COLORADO
-----------------------------------------------------------------------------
S087919500       TCI OF STERLING CO
-----------------------------------------------------------------------------
S087919600       TCI SHERIDAN, WY
-----------------------------------------------------------------------------
S087926100       CULPEPER
-----------------------------------------------------------------------------
S087935000       GRAND FORKS
-----------------------------------------------------------------------------
S087935500       RAPID CITY
-----------------------------------------------------------------------------
S087935700       BURLINGTON
-----------------------------------------------------------------------------
S087935800       OTTUMWA
-----------------------------------------------------------------------------
S087935900       CARROL
-----------------------------------------------------------------------------
S087936600       IMPERIAL
-----------------------------------------------------------------------------
S087936700       JEFFERSON CITY
-----------------------------------------------------------------------------
S087936800       WATERLOO
-----------------------------------------------------------------------------
S087937000       KNOXVILLE
-----------------------------------------------------------------------------
S087937100       AMES
-----------------------------------------------------------------------------
S087937200       FT. DODGE
-----------------------------------------------------------------------------
S087937300       IOWA CITY
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
S087937400       MASON CITY
-----------------------------------------------------------------------------
S087937500       RED OAK
-----------------------------------------------------------------------------
S087937600       CLINTON
-----------------------------------------------------------------------------
S087937700       MARSHALLTOWN
-----------------------------------------------------------------------------
S087938900       MOBERLY
-----------------------------------------------------------------------------
S087939100       HANNIBAL
-----------------------------------------------------------------------------
S087939400       BURLINGTON
-----------------------------------------------------------------------------
S087939500       MOLINE
-----------------------------------------------------------------------------
S087939600       CEDAR RAPIDS
-----------------------------------------------------------------------------
S087939700       TCI NORTH LIBERTY
-----------------------------------------------------------------------------
S087946100       STATE COLLEGE
-----------------------------------------------------------------------------
S087946400       CARROLLTOWN
-----------------------------------------------------------------------------
S087947300       COLUMBIANA
-----------------------------------------------------------------------------
S087947900       LOCK HAVEN
-----------------------------------------------------------------------------
S087948000       RIDGEWAY
-----------------------------------------------------------------------------
S087948100       KANE
-----------------------------------------------------------------------------
S087948200       MONTGOMERY
-----------------------------------------------------------------------------
S087948300       TOWANDA
-----------------------------------------------------------------------------
S087948400       CLARION
-----------------------------------------------------------------------------
S087949000       TCI OF WEIRTON WV
-----------------------------------------------------------------------------
S087955600       VALDOSTA
-----------------------------------------------------------------------------
S087955700       BIRMINGHAM
-----------------------------------------------------------------------------
S087955800       BIRMINGHAM
-----------------------------------------------------------------------------
S087957300       FAIRHOPE
-----------------------------------------------------------------------------
S087957500       ALBANY
-----------------------------------------------------------------------------
S087957900       BAINBRIDGE
-----------------------------------------------------------------------------
S087958200       CAIRO
-----------------------------------------------------------------------------
S087958800       TROY
-----------------------------------------------------------------------------
S087958900       SYLACAUGA
-----------------------------------------------------------------------------
S087959200       BIRMINGHAM
-----------------------------------------------------------------------------
S087959300       TCI OF FITZGERALD
-----------------------------------------------------------------------------
S087959400       TCI OF MONTGOMERY
-----------------------------------------------------------------------------
S087965200       ABERDEEN
-----------------------------------------------------------------------------
S087965400       PACIFICA
-----------------------------------------------------------------------------
S087965500       OLYMPIA
-----------------------------------------------------------------------------
S087965600       BELLINGHAM
-----------------------------------------------------------------------------
S087966200       SUNNYVALE
-----------------------------------------------------------------------------
S087966500       SAN CARLOS
-----------------------------------------------------------------------------
S087966700       KALISPELL
-----------------------------------------------------------------------------
S087966800       MISSOULA
-----------------------------------------------------------------------------
S087966900       BILLINGS
-----------------------------------------------------------------------------
S087967000       HELENA
-----------------------------------------------------------------------------
S087967100       GREAT FALLS
-----------------------------------------------------------------------------
S087967500       BREMERTON
-----------------------------------------------------------------------------
S087967800       BOZEMAN
-----------------------------------------------------------------------------
S087967900       HAVRE
-----------------------------------------------------------------------------
S087968200       SAN MATEO
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
S087968300       TCI CABLEVISION HILLSBOROUGH
-----------------------------------------------------------------------------
S087968400       TCI BURLINGAME
-----------------------------------------------------------------------------
S087968600       TCI OF SOUTH SAN FRANCISCO
-----------------------------------------------------------------------------
__________       TCI OF FT. LOGAN, UT
-----------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19L

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                              FORTIETH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Fortieth Amendment (the "Amendment") is executed this 17th day of February, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.   Customer is hereby licensed to use (*** ******** **** *******) (***)
     additional workstations of Statement Express pursuant to the terms and conditions of the Agreement (as amended), including, but not limited to, the fees set forth below:

       Statement Express
       -----------------
       Perpetual License for (***) workstations                           $(***)
       Price excludes third party software, hardware, implementation, installation and customization.

       Annual Maintenance for (***) workstations:
       .  Initial maintenance period from the date of
          execution of this Amendment through December 31, 2000           $(***)

       .  Annual maintenance for the calendar year beginning
          January 1, 2001                                                 $(***)

       .  Annual maintenance for each subsequent calendar
          year beginning January 1, 2002                                  $(***)

       Implementation services will be outlined in a Statement of Work mutually agreed upon and executed by CSG and Customer. Reimbursable Expenses are additional.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                                   and the Redacted Material has
                                                      been separately filed with
                                                                the Commission."


2. The statement archival fee, which includes six (6) months of online statement image storage, is set forth in Schedule D (as amended by the Thirty-Fourth Amendment). The statement archival fee, as of the date of execution of the Thirty-Fourth Amendment, was equal to $(***) per data frame, per month. In the event that Customer also desires to receive CD-ROM Archival, the fee for such service is set forth in Section 6, Item I.D. of Schedule D (as amended by the Twenty-Seventh Amendment). The CD-ROM Archival fee, as of the date of execution of the Twenty-Seventh Amendment, was equal to $(***) per data frame, per month for 24,000,001 and greater total data frames.

3. CSG shall provide Customer one (1) master copy of Statement Express for the purpose of installing Statement Express on the (** ******** **** *******) (***) workstations referenced above.

4. Customer also desires to utilize CSG's Print and Mail Services for its High Speed Data (HSD) subscribers. Print and Mail Services are set forth in Schedule F. The fees for such services are set forth in Section 6 of Schedule D (as amended).

     CSG shall charge Customer the ESP processing fee for all of Customer's HSD subscribers for which an ESP statement is processed. Effective January 1, 1999, the ESP processing fee was equal to $(***) per statement, per month.

     In addition, Schedule D shall be amended to include the following fees. Such fees shall only be applicable to Customer's HSD subscribers for whom an ESP statement is actually printed and mailed:

        .  ESP Statement Printing Fee (per statement, per month)    $(***)

5. Start Up Fees for ESP services for Customer's HSD subscribers will be outlined in a Statement of Work mutually agreed upon and executed by CSG and Customer. The start up fees shall not exceed the rates set forth in
     Section 6 of Schedule D (as amended) for such services. Reimbursable Expenses are additional.

6.   Payment Terms:

     Except as noted in this paragraph 6, the terms and conditions set forth in the Agreement shall apply with respect to the products or services provided as part of this Amendment. Payment of the license fees and maintenance fees for the initial maintenance period shall be as follows:

          . Billable March 31, 2000                            $(***)

               - Portion due no later than April 30, 2000      $(***)
               - Portion due no later than July 31, 2000       $(***)
               - Portion due no later than October 31, 2000    $(***)

     Implementation services will be invoiced upon completion of work.


THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                        TCI CABLE MANAGEMENT CORPORATION ("Customer")

By: /s/ Joseph T. Ruble                          By: /s/ Jerry Kulin
   ----------------------------                     ------------------------------------------

Name: Joseph T. Ruble                            Name: Jerry Kulin
     --------------------------                       ---------------------------------------

Title: V.P. & General Counsel                    Title: V.P., Billing & Cust. Info. Syst.
      -------------------------                        ---------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19L

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                            FORTY-FOURTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Forty-Fourth Amendment (the "Amendment") is executed this 17th day of February, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. With respect to the (***) workstations of ACSR, CIT with CBT, Screen Express and the ACSR module of HSD, respectively, as licensed by Customer in the Thirty-Eighth Amendment to the Agreement dated September 30, 1999, CSG shall provide Customer with a credit to be applied against Customer's annual maintenance for the calendar year beginning January 1, 2001 equal to the following amounts:

               . ACSR annual maintenance credit                      $(***)
               . CIT with CBT annual maintenance credit              $(***)
               . Screen Express annual maintenance credit            $(***)
               . ACSR module of HSD annual maintenance credit        $(***)

          Such credit shall only be applicable to the workstation licenses, as referenced in this paragraph, and shall be applied against Customer's invoice for annual maintenance for the calendar year beginning January 1, 2001.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                    TCI CABLE MANAGEMENT CORPORATION
                                             ("Customer")

By:    /s/ Joseph T. Ruble                   By:    /s/ Ann Montgomery
       ------------------------                     ----------------------------

Name:  Joseph T. Ruble                       Name:  Ann Montgomery
       ------------------------                     ----------------------------

Title: V. P. & General Counsel               Title: EVP Fulfillment & Operations
       ------------------------                     ----------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19L


                             FORTY-FIFTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Forty-Fifth Amendment (the "Amendment") is executed this 31st day of March, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to utilize one (1) additional license of ACSR AOI pursuant to the terms and conditions of the Agreement, as amended. As a result, for the fees set forth in Schedule D of the Agreement, Customer shall be licensed to use ACSR AOI at the following System Site and for the following application:

     System Site         Sys/Prin       Application
     -----------         --------       -----------
     Plantation, FL      8495-6300      TeleDirect Predictive Dialer


THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                    TCI CABLE MANAGEMENT CORPORATION
                                             ("Customer")

By:    /s/ Joseph T. Ruble                   By:    /s/ Joe W. Bagan
       -----------------------                      -----------------

Name:  Joseph T. Ruble                       Name:  Joe W. Bagan
       -----------------------                      -----------------

Title: V.P. & General Counsel                Title: CIO
       -----------------------                      -----------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                       1